Exhibit 99.2
Consent of Independent Registered Public Accounting Firm
Healthcare Realty Trust Incorporated
Nashville, Tennessee
We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-150884 and No. 033-79452) and Form S-8 (No. 333-145184 and No. 033-97240) of Healthcare Realty Trust Incorporated of our report dated January 14, 2009, relating to the Combined Historical Statements of Revenues and Certain Direct Operating Expenses for the years ended December 31, 2007 and 2006 and the period from April 6, 2005 to December 31, 2005 for the Unico Properties which appear in this Form 8-K.
/s/ BDO Seidman, LLP

Nashville, Tennessee
January 16, 2009

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